Income Taxes	12 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For financial reporting purposes, income (loss) before income taxes includes the following components:

	Year Ended September 30,
	2018	2017	2016
United States	$(8,613)	$12,833	$(1,941)
Foreign	17,879	994	(3,422)
Income (loss) before income taxes	$9,266	$13,827	$(5,363)

The components of income tax (expense) benefit were as follows:

	Year Ended September 30,
	2018	2017	2016
Current:
Federal	$—	$(876)	$—
State	(911)	—	(678)
Foreign	(6,703)	(5,268)	(2,143)
	(7,614)	(6,144)	(2,821)
Deferred:
Federal	6,311	(2,350)	18,638
State	(209)	(421)	1,402
Foreign	130	1,498	1,175
	6,232	(1,273)	21,215
Total income tax (expense) benefit	$(1,382)	$(7,417)	$18,394

For the year ended September 30, 2018, the U.S. federal statutory rate of 24.5% is a blended rate based upon the number of days in fiscal 2018 that the company will be taxed at the former statutory rate of 35.0% and the number of days that it will be taxed at the new rate of 21.0%.
A reconciliation of income tax (expense) benefit and the amount computed by applying the blended statutory federal income tax rate of 24.5% for the year ended September 30, 2018 and 35% for the years ended September 30, 2017 and 2016 to income from operations before income taxes was as follows:

	Year Ended September 30,
	2018	2017	2016
Income tax (expense) benefit at the federal statutory rate of 24.5%	$(2,270)	$(4,839)	$1,877
State and local income taxes, net of federal tax benefit	(1,053)	(34)	(791)
Foreign tax rate differential (local statutory rates ranging from 17% to 30%)	(2,389)	914	272
Nondeductible transaction costs	(1,489)	—	—
Nondeductible interest expense	(853)	(1,396)	(1,141)
Meals and entertainment expense	(553)	(649)	(601)
Nondeductible legal expenses	—	(859)	—
Other nondeductible expenses	(47)	(488)	(3)
Impact of tax rate changes	3,626	—	—
Valuation allowances	(4,218)	(2,264)	17,714
Share-based compensation in excess of accounting	5,156	—	—
Nondeductible loss on sale of subsidiary	1,131	—	—
Return-to-provision adjustments	449	895	1,043
Non-controlling interest	428	1,486	—
Net benefit of foreign R&D expenses	336	(1,060)	—
Transaction related contingent liabilities	89	—	—
Puerto Rico taxes, net of federal benefit	—	(556)	—
Contingent liabilities - warranty	—	566	—
Contingent liabilities - long term disability	—	105	236
Foreign R&D credit	—	1,165	189
Other	275	(403)	(401)
Total	$(1,382)	$(7,417)	$18,394

Annual Tax (Expense) Benefit
For the year ended September 30, 2018, tax expense differed from tax expense based on the Company’s blended U.S. federal statutory tax rate principally due to the favorable impact of the reduction of the U.S. federal tax rate which required the remeasurement of U.S. deferred tax liabilities associated with indefinite lived intangible assets and the favorable impact of current year acquisitions for which the acquired deferred tax liabilities generated a reduction in the amount of valuation allowance required against the Company’s existing U.S. and state deferred tax assets. These benefits were partially offset by an increase in tax expense on improved earnings in certain non-U.S. jurisdictions and an increase for the current year in the valuation allowance maintained on U.S. and certain non-U.S. deferred tax assets. Prior to adopting ASU 2016-09, Improvements to Employee Share-based Payment Accounting, the Company was not permitted to recognize a tax benefit for the amount that the tax deduction exceeded the related book expense with respect to share-based compensation due to being in a net operating loss position and maintaining a full valuation allowance. Upon adopting ASU 2016-09 during the three months ended December 31, 2017, the Company was required to recognize a tax benefit for the amount that the tax deduction exceeded the related book expense. As a result of the IPO and Secondary offerings undertaken during the year ended September 30, 2018, there was share activity that resulted in tax deductible amounts in excess of the related book expense. Pursuant to the new accounting standards the tax benefit was recognized, however, it was offset with a valuation allowance, and therefore, there was no net impact to the total tax expense recognized for the year ended September 30, 2018.
For the year ended September 30, 2018, the Company provided tax expense of $1,382 as compared to expense of $7,417 for the fiscal year ended September 30, 2017. This reduction in expense was primarily the result of the favorable impact of the reduction of the U.S. federal tax rate which required the remeasurement of U.S. deferred tax liabilities associated with indefinite lived intangible assets and the favorable impact of current year acquisitions for which the acquired deferred tax liabilities generated a reduction in the amount of valuation allowance required against the Company’s existing U.S. and state deferred tax assets.
For the year ended September 30, 2017, the Company provided tax expense of $7,417 as compared to a benefit of $18,394 in the fiscal year ended September 30, 2016. This change was primarily the result of an increase in the valuation allowance during the fiscal year ended September 30, 2017, compared to a decrease in valuation allowance in the fiscal year ended September 30, 2016.
Significant components of deferred tax assets and liabilities were as follows:

	September 30, 2018	September 30, 2017
Receivable allowances	$975	$362
Reserves and accruals	16,813	24,726
Inventory valuation and other assets	3,772	3,664
Investment in partnership	4,345	2,735
Foreign exchange on intercompany loans	4,632	5,681
Other deferred taxes	704	1,117
Net operating loss carryforwards	42,392	44,104
Total deferred tax assets	73,633	82,389
Goodwill	(7,231)	(7,396)
Fixed assets	(20,372)	(19,708)
Intangibles	(15,717)	(14,566)
Other deferred tax liabilities	(2,287)	(1,706)
Total deferred tax liabilities	(45,607)	(43,376)
Net deferred tax assets	28,026	39,013
Valuation allowance against net deferred tax assets	(36,683)	(48,573)
Net deferred tax liability	$(8,657)	$(9,560)

Accounting standards require that deferred tax assets be reduced by a valuation allowance if, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. This assessment requires significant judgement, and in making this evaluation, the Company considers all available positive and negative evidence, including the potential to carryback net operating losses and credits, the future reversal of certain taxable temporary differences, actual and forecasted results, and tax planning strategies that are both prudent and feasible. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the three‑year period ended September 30, 2018. Such objective evidence limits the ability to consider other subjective evidence, such as the Company’s projections for future growth.
After considering all available evidence, both positive and negative, management determined that a valuation allowance was necessary in certain jurisdictions. As of September 30, 2018, the company maintains a full valuation allowance against its net deferred tax assets (excluding deferred tax liabilities related to indefinite lived intangibles) in the U.S., Germany, and the UK. A partial valuation allowance is maintained in the Netherlands related to deferred tax assets generated prior to the Magneto acquisition that are not expected to be realized.
A reconciliation of the valuation allowance on deferred tax assets is as follows:

	Year Ended September 30,
	2018	2017	2016
Valuation allowance beginning of period	$48,573	$47,846	$61,795
Change in assessment	—	—	—
Current year operations	(1,435)	3,398	7,498
Foreign currency and other	71	(953)	2,062
Acquisitions	(10,526)	(1,718)	(23,509)
Valuation allowance end of period	$36,683	$48,573	$47,846

The Company does not anticipate it will dispose any of its foreign subsidiaries in the foreseeable future and as such has not recorded a U.S. deferred tax asset where the tax basis exceeds the financial reporting basis of these investments. Additionally, the Company has not provided a U.S. deferred tax liability on the excess of financial reporting over tax basis of its investments.
As of September 30, 2018, 2017 and 2016, undistributed earnings of non-U.S. affiliates were approximately $36,879, $5,218 and $2,170, respectively, which are considered to be indefinitely reinvested. Upon distribution of these earnings the Company may be subject to U.S. income taxes and foreign withholding taxes. The amount of taxes that may be payable on remittance of these earnings is dependent on the tax laws and profile of the Company at that time and the availability of foreign tax credits in the year in which such earnings are remitted. Therefore, it is not practicable to estimate the amount of taxes that may be payable when these earnings are remitted in the future.
The Company utilizes the more-likely-than-not standard in recognizing a tax benefit in its financial statements. For the years ended September 30, 2018 and 2017, the Company did not have any unrecognized tax benefits, nor did it record interest or penalties associated with unrecognized tax benefits. If accrual for interest or penalties is required, it is the Company’s policy to include them as a component of income tax expense.
Tax attributes available to reduce future taxable income begin to expire as follows:

	September 30, 2018	First year of Expiration
Federal net operating loss	$155,882	September 30, 2034
State net operating loss	97,458	September 30, 2019
Foreign net operating loss	4,592	September 30, 2023
Foreign net operating loss (Germany and the UK)	13,380	Indefinitely

The Company is subject to audit in the U.S. as well as various states and foreign jurisdictions. The following table summarizes the Company’s earliest open tax years by major jurisdiction as of September 30, 2018:

Jurisdiction	Open Tax Years
United States	2014-2018
Australia	2014-2018
Canada	2014-2018
China	2015-2018
Germany	2014-2018
Netherlands	2015-2018
Singapore	2014-2018
United Kingdom	2015-2018

Effects of the Tax Cuts and Jobs Act
New tax legislation, commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”), was enacted on December 22, 2017. ASC 740, Accounting for Income Taxes, requires companies to recognize the effect of tax law changes in the period of enactment even though the effective date for most provisions is for tax years beginning after December 31, 2017, or in the case of certain other provisions, January 1, 2018. Though certain key aspects of the new law are effective January 1, 2018 and have an immediate accounting effect, other significant provisions are not yet effective or may not result in accounting effects for September 30 fiscal year companies until October 1, 2018.
The SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”), which allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. During the measurement period, impacts of the law are expected to be recorded at the time a reasonable estimate for all or a portion of the effects can be made, and provisional amounts can be recognized and adjusted as information becomes available, prepared or analyzed. SAB 118 applies to measuring the impact of tax laws affecting the period of enactment, such as the change in tax rate to 21%, and does not extend to changes as part of the Tax Act that are not effective until after December 31, 2017, such as U.S. taxation of certain global intangible low-taxed income (“GILTI”).
The SAB summarizes a three-step process to be applied at each reporting period to account for and qualitatively disclose: (1) the effects of the change in tax law for which accounting is complete; (2) provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but that a reasonable estimate has been determined; and (3) that a reasonable estimate cannot yet be made and therefore taxes are reflected in accordance with law prior to the enactment of the Tax Cuts and Jobs Act.
Amounts recorded where accounting is complete for year ended September 30, 2018 principally relate to the reduction in the U.S. corporate income tax rate to 21%, which resulted in the Company reporting an income tax benefit of $3,641 to remeasure deferred taxes liabilities associated with indefinite lived intangible assets that will reverse at the new 21% rate. Absent this deferred tax liability, the Company is in a net deferred tax asset position that is fully offset by a valuation allowance. Though the tax effected net deferred tax asset changed, the movement was offset by movement in the valuation allowance with a net tax effect of $0.
The new law includes a one-time mandatory repatriation transition tax on the net accumulated earnings and profits of a U.S. taxpayer’s foreign subsidiaries. The Company has performed an analysis, and as a result of an expected aggregate accumulated deficit, the Company does not have a liability for the transition tax.
The Tax Act introduces other new provisions that are effective January 1, 2018 and changes how certain provisions are calculated for the year ended September 30, 2018. These provisions include additional limitations on certain meals and entertainment expenses, and the inclusion of commissions and performance-based compensation in determining the excessive compensation limitation applicable to certain employees. The Company does not expect these new provisions to have a material impact to the Company’s tax expense.
Other significant provisions that are not yet effective but may impact income taxes in future years include: an exemption from U.S. tax on dividends of future foreign earnings, a limitation on the current deductibility of net interest expense in excess of 30% of adjusted taxable income, a limitation on the use of net operating losses generated after fiscal 2018 to 80% of taxable income, an incremental tax (base erosion anti-abuse tax or BEAT) on excessive amounts paid to foreign related parties, and an income inclusion for foreign earnings in excess of 10% of the foreign subsidiaries tangible assets (GILTI). The Company has elected to account for GILTI tax in the period in which it is incurred, and therefore has not provided any deferred tax impacts of GILTI in its Consolidated Financial Statements for the year ended September 30, 2018.